                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                 448,489.91
      Available Funds:
          Contract Payments due and received in this period                            4,198,065.61
          Contract Payments due in prior period(s) and received in this period           447,439.91
          Contract Payments received in this period for next period                       89,439.48
          Sales, Use and Property Tax, Maintenance, Late Charges                         153,609.88
          Prepayment Amounts related to early termination in this period               3,674,237.55
          Servicer Advance                                                               332,901.62
          Proceeds received from recoveries on previously Defaulted Contracts                  0.00
          Transfer from Reserve Account                                                    4,007.30
          Interest earned on Collection Account                                            4,933.14
          Interest earned on Affiliated Account                                              452.47
          Proceeds from repurchase of Contracts per Contribution and
          Servicing Agreement Section 5.03                                                     0.00
          Amounts paid per Contribution and Servicing Agreement
          Section 7.01 (Substituted contract < Predecessor contract)                           0.00
          Amounts paid under insurance policies                                                0.00
          Any other amounts                                                                    0.00
                                                                                      -------------
      Total Available Funds                                                            9,353,576.87
      Less: Amounts to be Retained in Collection Account                                 432,364.77
                                                                                      -------------
      AMOUNT TO BE DISTRIBUTED                                                         8,921,212.10
                                                                                      =============
      DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                0.00
          2. To Servicer, any unreimbursed Nonrecoverable
             Advances or Servicer Advances                                               447,439.91
          3. To Noteholders (For Servicer Report immediately
             following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                         0.00
                    a) Class A2 Principal (distributed after
                       A1 Note matures) and Interest                                           0.00
                    a) Class A3 Principal (distributed after
                       A2 Note matures) and Interest                                   6,635,591.70
                    a) Class A4 Principal (distributed after
                       A3 Note matures) and Interest                                     619,968.75
                    b) Class B Principal and Interest                                    123,693.86
                    c) Class C Principal and Interest                                    247,715.93
                    d) Class D Principal and Interest                                    166,173.61
                    e) Class E Principal and Interest                                    213,995.87

          4. To Reserve Account for Requirement per Indenture
             Agreement Section 3.08                                                            0.00
          5. To Issuer - Residual  Principal and Interest and
             Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting
                       or Amortization Event in effect)                                   32,928.91
                    b) Residual Principal (Provided no Restricting
                       or Amortization Event in effect)                                  222,425.23
                    c) Reserve Account Distribution (Provided no
                       Restricting or Amortization Event in effect)                        4,007.30
          6. To Servicer, Tax, Maintenance, Late Charges and
             Bank Interest Earned and Any Other Amounts                                  158,995.49
          7. To Servicer, Servicing Fee and other Servicing Compensations                 48,275.54
                                                                                      -------------
      TOTAL FUNDS DISTRIBUTED                                                          8,921,212.10
                                                                                      =============
      End of Period Collection Account Balance {Includes Payments
                                                                                      -------------
      in Advance & Restricting Event Funds (if any)}                                     432,364.77
                                                                                      =============
II. RESERVE ACCOUNT

Beginning Balance                                                                     $2,925,289.09
      - Add Investment Earnings                                                            4,007.30
      - Add Transfer from Certificate Account
        (To Satisfy Reserve Account Requirement)                                               0.00
      - Less Distribution to Certificate Account                                           4,007.30
                                                                                      -------------
End of period balance                                                                 $2,925,289.09
                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial
 Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D,
 and Class E Note Balances.                                                           $2,925,289.09
                                                                                      =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                               Pool A                        85,204,825.38
                               Pool B                        28,081,349.38
                                                             -------------
                                                                                113,286,174.76

Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                               549,865.31
Class A Monthly Interest - Pool B                               181,221.66

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            4,014,312.22
Class A Monthly Principal - Pool B                            2,510,161.26
                                                             -------------
                                                                                  6,524,473.48

Ending Principal Balance of the Class A Notes

                               Pool A                        81,190,513.16
                               Pool B                        25,571,188.12
                                                             -------------      --------------
                                                                                106,761,701.28
                                                                                ==============

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $257,425,000     Original Face $257,425,000      Balance Factor
$2.840000                      $25.345143                      41.472934%


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                       Class A1                                          0.00
                       Class A2                                          0.00
                       Class A3                                 17,661,174.76
                       Class A4                                 95,625,000.00
                                                                -------------
Class A Monthly Interest                                                           113,286,174.76
                       Class A1 (Actual Number Days/360)                 0.00
                       Class A2                                          0.00
                       Class A3                                    111,118.22
                       Class A4                                    619,968.75
                                                                -------------
Class A Monthly Principal

                       Class A1                                          0.00
                       Class A2                                          0.00
                       Class A3                                  6,524,473.48
                       Class A4                                          0.00
                                                                -------------
                                                                                     6,524,473.48
Ending Principal Balance of the Class A Notes

                       Class A1                                          0.00
                       Class A2                                          0.00
                       Class A3                                 11,136,701.28
                       Class A4                                 95,625,000.00
                                                                -------------      --------------
                                                                                   106,761,701.28
                                                                                   ==============

Class A3
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $83,000,000       Original Face $83,000,000      Balance Factor
$1.338774                       $78.608114                     13.417712%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class B Notes

                                Pool A                              1,451,714.83
                                Pool B                                478,373.35
                                                                    ------------
                                                                                        1,930,088.18

             Class B Overdue Interest, if any                               0.00
             Class B Monthly Interest - Pool A                          9,387.76
             Class B Monthly Interest - Pool B                          3,093.48
             Class B Overdue Principal, if any                              0.00
             Class B Monthly Principal - Pool A                        68,425.78
             Class B Monthly Principal - Pool B                        42,786.84
                                                                    ------------
                                                                                          111,212.62

             Ending Principal Balance of the Class B Notes

                                Pool A                              1,383,289.05
                                Pool B                                435,586.51
                                                                    ------------        ------------
                                                                                        1,818,875.56
                                                                                        ============

Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000      Original Face $4,387,000        Balance Factor
$2.845051                     $25.350495                      41.460578%

VI.  CLASS C NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class C Notes

                                Pool A                              2,904,120.88
                                Pool B                                957,055.55
                                                                    ------------
                                                                                        3,861,176.43

             Class C Overdue Interest, if any                               0.00
             Class C Monthly Interest - Pool A                         19,021.99
             Class C Monthly Interest - Pool B                          6,268.71
             Class C Overdue Principal, if any                              0.00
             Class C Monthly Principal - Pool A                       136,851.55
             Class C Monthly Principal - Pool B                        85,573.68
                                                                    ------------
                                                                                          222,425.23

             Ending Principal Balance of the Class C Notes

                                Pool A                              2,767,269.33
                                Pool B                                871,481.87
                                                                    ------------        ------------
                                                                                        3,638,751.20
                                                                                        ============

Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $8,775,000     Original Face $8,775,000         Balance Factor
$2.882131                    $25.347605                       41.467250%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class D Notes

                           Pool A                                   1,936,080.57
                           Pool B                                     638,037.05
                                                                    ------------
                                                                                         2,574,117.62

             Class D Overdue Interest, if any                               0.00
             Class D Monthly Interest - Pool A                         13,455.76
             Class D Monthly Interest - Pool B                          4,434.36
             Class D Overdue Principal, if any                              0.00
             Class D Monthly Principal - Pool A                        91,234.37
             Class D Monthly Principal - Pool B                        57,049.12
                                                                    ------------
                                                                                           148,283.49

             Ending Principal Balance of the Class D Notes

                           Pool A                                   1,844,846.20
                           Pool B                                     580,987.93
                                                                    ------------         ------------
                                                                                         2,425,834.13
                                                                                         ============

Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $5,850,000     Original Face $5,850,000        Balance Factor
$3.058140                    $25.347605                      41.467250%

VIII.   CLASS E NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class E Notes

                        Pool A                                      2,420,446.35
                        Pool B                                        797,700.71
                                                                    ------------
                                                                                         3,218,147.06

             Class E Overdue Interest, if any                               0.00
             Class E Monthly Interest - Pool A                         21,541.97
             Class E Monthly Interest - Pool B                          7,099.54
             Class E Overdue Principal, if any                              0.00
             Class E Monthly Principal - Pool A                       114,042.96
             Class E Monthly Principal - Pool B                        71,311.40
                                                                    ------------
                                                                                           185,354.36

             Ending Principal Balance of the Class E Notes

                        Pool A                                      2,306,403.39
                        Pool B                                        726,389.31
                                                                    ------------         ------------
                                                                                         3,032,792.70
                                                                                         ============

Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $7,313,000    Original Face $7,313,000        Balance Factor
$3.916520                   $25.345872                      41.471253%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance

                           Pool A                                             2,906,823.07
                           Pool B                                               958,262.79
                                                                              ------------
                                                                                                    3,865,085.86

        Residual Interest - Pool A                                               25,806.06
        Residual Interest - Pool B                                                7,122.85
        Residual Principal - Pool A                                             136,851.55
        Residual Principal - Pool B                                              85,573.68
                                                                              ------------
                                                                                                      222,425.23

        Ending Residual Principal Balance

                           Pool A                                             2,769,971.52
                           Pool B                                               872,689.11
                                                                              ------------          ------------
                                                                                                    3,642,660.63
                                                                                                    ============
X.  PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                              48,275.54
         - Servicer Advances reimbursement                                                            447,439.91
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            158,995.49
                                                                                                    ------------
        Total amounts due to Servicer                                                                 654,710.94
                                                                                                    ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

    Aggregate Discounted Contract Balance, as defined
      in Indenture Agreement, at the beginning of
       the related Collection Period                                                                96,824,011.04

    Aggregate Discounted Contract Balance of
      Additional Contracts acquired during
       Collection Period                                                                                     0.00

    Decline in Aggregate Discounted Contract Balance                                                 4,561,718.43
                                                                                                   --------------
    Aggregate Discounted Contract Balance, as defined
      in Indenture Agreement, at the
       ending of the related Collection Period                                                      92,262,292.61
                                                                                                   ==============
    Components of Decline in Aggregate Discounted
        Contract Balance:
        - Principal portion of Contract Payments
          and Servicer Advances                                                 2,611,065.82

        - Principal portion of Prepayment Amounts                               1,950,652.61

        - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02                                        0.00

        - Aggregate Discounted Contract Balance of
           Contracts that have become Defaulted
            Contracts during the Collection Period                                      0.00

        - Aggregate Discounted Contract Balance of
           Substitute Contracts added during
             Collection Period                                                          0.00

        - Aggregate Discounted Contract Balance of
           Predecessor Contracts withdrawn
             during Collection Period                                                   0.00
                                                                                ------------
              Total Decline in Aggregate Discounted Contract Balance            4,561,718.43
                                                                                ============
POOL B

    Aggregate Discounted Contract Balance, as defined in
      Indenture Agreement, at the
       beginning of the related Collection Period                                                   31,910,778.83

    Aggregate Discounted Contract Balance of Additional
      Contracts acquired during Collection Period                                                            0.00

    Decline in Aggregate Discounted Contract Balance                                                 2,852,455.98
                                                                                                   --------------
    Aggregate Discounted Contract Balance, as defined
      in Indenture Agreement, at the
       ending of the related Collection Period                                                      29,058,322.85
                                                                                                   ==============
    Components of Decline in Aggregate Discounted
        Contract Balance:
        - Principal portion of Contract Payments
          and Servicer Advances                                                 1,153,766.05

        - Principal portion of Prepayment Amounts                               1,698,689.93

        - Principal portion of Contracts repurchased under
          Indenture Agreement Section 4.02                                              0.00

        - Aggregate Discounted Contract Balance of
            Contracts that have become Defaulted
             Contracts during the Collection Period                                     0.00

        - Aggregate Discounted Contract Balance of
            Substitute Contracts added during
              Collection Period                                                         0.00

        - Aggregate Discounted Contract Balance of
            Predecessor Contracts withdrawn
              during Collection Period                                                  0.00
                                                                                ------------
               Total Decline in Aggregate Discounted Contract Balance           2,852,455.98
                                                                                ============
                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED
       COLLECTION PERIOD                                                                           121,320,615.46
                                                                                                   ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                   Predecessor
                                                                              Discounted          Predecessor      Discounted
          Lease #      Lessee Name                                            Present Value       Lease #          Present Value
          -------      -----------                                            -------------       -------          -------------
          3155-007     RADNET MANAGEMENT, INC.                                $  188,552.08       1231-033        $  1,243,525.87
          3155-008     RADNET MANAGEMENT, INC.                                $  535,706.60       1572-033        $    878,621.70
          3205-002     FOUNTAIN AND PHOENIX DIAGNOSTIC                        $3,111,829.21       2421-001        $  1,711,098.71
          3307-002     OPEN MRI OHIO 2 VENTURES, LLC                          $  767,314.06       1046-501        $    639,976.34
          3330-004     OPEN MRI TEXAS VENTURES, LLC                           $  756,617.60       1100-503        $    659,108.62
                                                                                                  1912-002        $    107,797.25

                                                                              -------------                       ---------------
                                                                      Totals: $5,360,019.55                       $  5,240,128.49

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $  5,240,128.49
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES      NO X

   POOL B                                                                                      Predecessor
                                                            Discounted         Predecessor     Discounted
   Lease #        Lessee Name                               Present Value      Lease #         Present Value
   -------        -----------                               -------------      -------         -------------
   3305-001       OPEN MRI IOWA VENTURES, LLC               $1,004,680.88      1047-501         $ 77,392.98
                                                                               1100-504         $ 93,947.73
                                                                               1344-026         $ 17,225.68
                                                                               1344-029         $ 63,104.76
                                                                               1344-030         $  2,292.14
                                                                               1347-010         $  5,382.42
                                                                               1347-011         $202,500.53
                                                                               1347-012         $194,679.35
                                                                               1791-008         $ 10,844.23
                                                                               1791-010         $ 60,297.19
                                                                               1791-011         $  9,057.14
                                                                               1791-012         $  9,708.25
                                                                               2097-004         $ 44,783.62
                                                                               2454-001         $ 80,861.15
                                                                               2454-003         $ 86,291.63
                                                                               1101-524         $ 27,639.26
                                                            -------------                       -----------
                                                    Totals: $1,004,680.88                       $986,008.06


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $   986,008.06
     b) ADCB OF POOL B AT CLOSING DATE                                                         $90,333,293.68
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
        RATING AGENCY APPROVES)                                                                          1.09%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES      NO X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                                 Discounted       Predecessor    Discounted
      Lease #                    Lessee Name                                     Present Value    Lease #        Present Value
      -------                    -----------                                     -------------    -------        -------------
      2841-002                   MEDICAL IMAGING CO., INC.                       $  980,724.35    2207-005       $1,326,497.89
      2908-001                   ALASE, L.L.C.                                   $  131,731.36
      2002476-2                  ASHLAND AREA COMMUNITY HOSPITAL INC.            $  169,739.33
                                 CASH                                            $   44,302.85
      1999-004                   NAVIX DIAGNOSTIX, INC.                          $2,985,811.62    1881-005       $2,387,877.73
      3155-007                   RADNET MANAGEMENT, INC.                         $  335,553.30    4284-402       $  335,553.30
      1504-013                   SIGNATURE MEDICAL                               $1,221,375.67    2557-001       $1,323,430.38
                                 CASH                                            $  102,054.71

                                                                                 -------------                   -------------
                                                                        Totals:  $5,971,293.19                   $5,373,359.30

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             5,373,359.30
      b) ADCB OF POOL A AT CLOSING DATE                                                                        $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES     NO X

   POOL B -
   GENERAL CONTRACT
   SUBSTITUTION RIGHTS                                                                                       Predecessor
                                                                          Discounted        Predecessor      Discounted
   Lease #               Lessee Name                                      Present Value     Lease #          Present Value
   -------               -----------                                      -------------     -------          -------------
   1679-002              OPENSIDED MRI OF ST. LOUIS, L.L.C.               $506,250.32       2207-004         $611,746.22
   1218-020              MEDICAL SERVICES OF AMERICA                      $200,642.43

                                                                          -----------                        -----------
                                                                  Totals: $706,892.75                        $611,746.22

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $   611,746.22
      b) ADCB OF POOL B AT CLOSING DATE                                                                      $90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.68%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES     NO X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
    This Month                                       6,096,570.39      This Month                         121,320,615.46
    1 Month Prior                                    7,848,494.73      1 Month Prior                      128,734,789.87
    2 Months Prior                                   8,687,127.01      2 Months Prior                     133,330,064.05

    Total                                           22,632,192.13      Total                              383,385,469.38

    A) 3 MONTH AVERAGE                               7,544,064.04      B) 3 MONTH AVERAGE                 127,795,156.46

    c) a/b                                                  5.90%

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                   Yes                      No     x
                                                                                   _______________          ________________

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                         Yes                      No     x
                                                                                  _______________          ________________

    B. An Indenture Event of Default has occurred and is then continuing?         Yes                      No     x
                                                                                  _______________          ________________

4.  Has a Servicer Event of Default occurred?                                     Yes                      No     x
                                                                                  _______________          ________________

5.  Amortization Event Check                                                      Yes                      No     x
                                                                                  _______________          ________________

    A. Is 1c  > 8% ?

    B. Bankruptcy, insolvency, reorganization;                                    Yes                      No     x
        default/violation of any covenant or obligation                           _______________          ________________
         not remedied within 90 days?

    C. As of any Determination date, the sum of all                               Yes                      No     x
        defaulted contracts since the Closing date                                _______________          ________________
         exceeds 6% of the ADCB on the Closing Date?

6.  Aggregate Discounted Contract Balance at Closing Date                      Balance $  270,243,724.70
                                                                                       _________________

    DELINQUENT LEASE SUMMARY

       Days Past Due       Current Pool Balance         # Leases
             31 - 60               1,657,893.56               32
             61 - 90                 216,618.37               10
            91 - 180               6,096,570.39               22

    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization